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                                                                      EXHIBIT 21

                             U.S. HEALTHCARE, INC.
                                  SUBSIDIARIES

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                                                                                                    STATE OF
                                                                                                  INCORPORATION
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United States Health Care Systems of Pennsylvania, Inc.,
 d/b/a The Health Maintenance Organization of Pennsylvania and also U.S. Healthcare..........  Pennsylvania
Health Maintenance Organization of New Jersey, Inc. also d/b/a U.S. Healthcare...............  New Jersey
U.S. Healthcare, Inc.........................................................................  New York
U.S. Healthcare, Inc.........................................................................  Delaware
U.S. Healthcare, Inc.........................................................................  Connecticut
U.S. Healthcare, Inc.........................................................................  Massachusetts
U.S. Healthcare, Inc.........................................................................  Virginia
U.S. Healthcare of New Hampshire, Inc........................................................  New Hampshire
U.S. Healthcare of Georgia, Inc..............................................................  Georgia
U.S. Healthcare of the Carolinas, Inc........................................................  North Carolina
U.S. Healthcare, Inc. d/b/a U.S. Managed Care................................................  Ohio
U.S. Managed Care, Inc.......................................................................  Maryland
Advent HMO Corporation.......................................................................  North Dakota
U.S. Healthcare Dental Plan, Inc.............................................................  Pennsylvania
U.S. Healthcare Dental Plan, Inc.............................................................  New Jersey
U.S. Healthcare Dental Plan, Inc.............................................................  Delaware
U.S. Health Insurance Company................................................................  New York
U.S. Health Insurance Company................................................................  Connecticut
Corporate Health Insurance Company...........................................................  Minnesota
United States Home Health Care Systems, Inc..................................................  Pennsylvania
United States Physicians Care Systems, Inc...................................................  Pennsylvania
U.S. Healthcare Properties, Inc..............................................................  Pennsylvania
U.S. Healthcare Financial Services, Inc......................................................  Delaware
Primary Investments, Inc.....................................................................  Delaware
Primary Holdings, Inc........................................................................  Delaware
U.S. Health Aviation Corp....................................................................  Pennsylvania
Advent Financial Services, Inc...............................................................  Delaware
U.S. Healthcare Advantage, Inc...............................................................  Delaware
Advent Investments, Inc......................................................................  Delaware
Independent Investments, Inc.................................................................  Delaware
Corporate Health Administrators, Inc.........................................................  Pennsylvania
Managed Care Coordinators, Inc...............................................................  Delaware
Wissahickon Payment Administrators, Inc......................................................  Delaware
U.S. Mental Health Systems, Inc..............................................................  Pennsylvania
U.S. Quality Algorithms, Inc. d/b/a USQA.....................................................  Pennsylvania
Workers Comp Advantage, Inc..................................................................  Pennsylvania
Healthcare Data Interchange Corporation......................................................  Delaware
Orion Computer Systems, Inc..................................................................  Pennsylvania
Criterion Communications, Inc................................................................  Delaware
Inteli-Health, Inc...........................................................................  Delaware
USHC Management Services Corporation.........................................................  Delaware
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